Exhibit 99.1

Jabil Posts Fourth Quarter and Fiscal Year 2021 Results

Positive Momentum Expected to Continue into Fiscal Year 2022

ST. PETERSBURG, Fla. – September 29, 2021 –Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its fourth quarter and fiscal year ended August 31, 2021.

“I’m thrilled with the strong financial results we achieved in FY21,” said CEO Mark Mondello. “In a year where global supply chains were challenged, the results came in far ahead of our initial expectations for the year. The year was illustrative of both the power of our talented workforce and the adaptability of our large-scale diversified model, which serves such a broad range of end-markets today,” he added.

Fourth Quarter of Fiscal Year 2021 Highlights:

•	Net revenue: $7.4 billion

•	Diversified Manufacturing Services (DMS) year-on-year revenue growth: 10 percent

•	Electronics Manufacturing Services (EMS) year-on-year revenue decrease: 6 percent

•	U.S. GAAP operating income: $265 million

•	U.S. GAAP diluted earnings per share: $1.16

•	Core operating income (Non-GAAP): $314 million

•	Core diluted earnings per share (Non-GAAP): $1.44

Fiscal Year 2021 Highlights:

•	Net revenue: $29.3 billion

•	Diversified Manufacturing Services (DMS) year-on-year revenue growth: 17 percent

•	Electronics Manufacturing Services (EMS) year-on-year revenue decrease: 1 percent

•	U.S. GAAP operating income: $1.1 billion

•	U.S. GAAP diluted earnings per share: $4.58

•	Core operating income (Non-GAAP): $1.2 billion

•	Core diluted earnings per share (Non-GAAP): $5.61

“As we move ahead, the momentum within our business is expected to continue into FY22,” said CFO Mike Dastoor. “In a world where increasingly complex hardware needs to be built, Jabil is incredibly well-positioned to benefit from secular growth we’re experiencing across vehicle electrification, connected healthcare and infrastructure development, to name a few. These are indeed exciting times for Jabil!” he added.

First Quarter of Fiscal Year 2022 Outlook:

• Net revenue	$8.0 billion to $8.6 billion

• U.S. GAAP operating income	$321 million to $381 million

• U.S. GAAP diluted earnings per share	$1.41 to $1.61 per diluted share

• Core operating income (Non-GAAP) (1)	$365 million to $425 million

• Core diluted earnings per share (Non-GAAP) (1)	$1.70 to $1.90 per diluted share

• Diversified Manufacturing Services revenue	Increase 10 percent year-on-year

• Electronics Manufacturing Services revenue	Consistent year-on-year

• Total company revenue	Increase 5 percent year-on-year

(1)

Core operating income and core diluted earnings per share exclude anticipated adjustments of $8 million for amortization of intangibles (or $0.05 per diluted share) and $36 million for stock-based compensation expense and related charges (or $0.24 per diluted share).

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income less amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges and business interruption and impairment charges, net plus other components of net periodic benefit cost. Jabil defines core earnings as U.S. GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, business interruption and impairment charges, net, loss (gain) on securities, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil defines adjusted free cash flow as net cash provided by (used in) operating activities plus cash receipts on sold receivables less net capital expenditures (acquisition of property, plant and equipment less proceeds and advances from sale of property, plant and equipment). Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flow to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and free cash flow from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)

Forward Looking Statements: This release contains forward-looking statements, including those regarding our anticipated financial results for our fourth quarter of fiscal year 2021 and fiscal year 2021 and our guidance for future financial performance in our first quarter of fiscal year 2022 (including, net revenue, total company revenue, segment revenues, U.S. GAAP operating income, U.S. GAAP diluted earnings per share, core operating income (Non-GAAP), core diluted earnings per share (Non-GAAP) results and the components thereof, including but not limited to amortization of intangibles, and stock-based compensation expense and related charges). The statements in this release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to: our determination as we finalize our financial results for our fourth quarter of fiscal year 2021 and fiscal year 2021 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; the scope and duration of the COVID-19 outbreak and its impact on our operations, sites, customers and supply chain; managing growth effectively; our dependence on a limited number of customers; competitive challenges affecting our customers; managing rapid declines or increases in customer demand and other related customer challenges that may occur; risks arising from relationships with emerging companies; changes in technology; our ability to introduce new business models or programs requiring implementation of new competencies; competition; transportation issues; our ability to maintain our engineering, technological and manufacturing expertise; retaining key personnel; our ability to purchase components efficiently and reliance on a limited number of suppliers for critical components; risks associated with international sales and operations; our ability to achieve expected profitability from acquisitions; risk arising from our restructuring activities; issues involving our information systems, including security issues; regulatory risks (including the expense of complying, or failing to comply, with applicable regulations; risk arising from design or manufacturing defects; and intellectual property risk); financial risks (including customers or suppliers who become financially troubled; turmoil in financial markets; tax risks; credit rating risks; risks of exposure to debt; currency fluctuations; energy prices; and asset impairment); changes in financial accounting standards or policies; and risk of natural disaster, climate change or other global events. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2020 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.

Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.

Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flows to provide investors an additional method for assessing operating income, earnings, earnings per share and free cash flow from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation. The Company determines the tax effect of the items excluded from core earnings and core diluted earnings per share based upon evaluation of the statutory tax treatment and the applicable tax rate of the jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain jurisdictions where the Company does not expect to realize a tax benefit (due to existing tax incentives or a history of operating losses or other factors resulting in a valuation allowance related to deferred tax assets), a reduced or 0% tax rate is applied. Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Meeting and Replay Information: Jabil will hold a conference call today at 8:30 a.m. ET to discuss its earnings for the fourth quarter and full fiscal year ended August 31, 2021 and to provide an investor briefing. To access the live audio webcast and view the accompanying slide presentation, visit the Investor Relations section of Jabil’s website, located at https://investors.jabil.com. An archived replay of the webcast will also be available after completion of the call.

About Jabil: Jabil (NYSE: JBL) is a manufacturing solutions provider with over 260,000 employees across 100 locations in 30 countries. The world’s leading brands rely on Jabil’s unmatched breadth and depth of end-market experience, technical and design capabilities, manufacturing know-how, supply chain insights and global product management expertise. Driven by a common purpose, Jabil and its people are committed to making a positive impact on their local community and the environment. Visit www.jabil.com to learn more.

Investor Contact

Adam Berry

Vice President, Investor Relations

(727) 577-9749

Adam_Berry@jabil.com

Media Contact

Michelle Smith

Vice President, Corporate Communications

(727) 577-9749

Michelle_Smith@jabil.com

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	August 31, 2021 (unaudited)	August 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$1,567	$1,394
Accounts receivable, net	3,141	2,848
Contract assets	998	1,105
Inventories, net	4,414	3,132
Prepaid expenses and other current assets	757	656

Total current assets	10,877	9,135
Property, plant and equipment, net	4,075	3,665
Operating lease right-of-use asset	390	363
Goodwill and intangible assets, net	897	907
Deferred income taxes	176	165
Other assets	239	162

Total assets	$16,654	$14,397

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$—	$50
Accounts payable	6,841	5,687
Accrued expenses	3,734	3,211
Current operating lease liabilities	108	111

Total current liabilities	10,683	9,059
Notes payable and long-term debt, less current installments	2,878	2,678
Other liabilities	334	269
Non-current operating lease liabilities	333	302
Income tax liabilities	178	149
Deferred income taxes	111	115

Total liabilities	14,517	12,572

Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	2,533	2,414
Retained earnings	2,688	2,041
Accumulated other comprehensive loss	(25)	(34)
Treasury stock, at cost	(3,060)	(2,610)

Total Jabil Inc. stockholders’ equity	2,136	1,811
Noncontrolling interests	1	14

Total equity	2,137	1,825

Total liabilities and equity	$16,654	$14,397

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except for per share data)

(Unaudited)

	Three Months Ended		Fiscal Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
Net revenue	$7,409	$7,300	$29,285	$27,266
Cost of revenue	6,822	6,809	26,926	25,335

Gross profit	587	491	2,359	1,931
Operating expenses:
Selling, general and administrative	299	258	1,213	1,175
Research and development	7	11	34	43
Amortization of intangibles	12	13	47	56
Restructuring, severance and related charges	4	12	10	157

Operating income	265	197	1,055	500
Loss (gain) on securities	—	36	(2)	49
Interest and other, net	28	46	113	190

Income before income tax	237	115	944	261
Income tax expense	62	46	246	204

Net income	175	69	698	57
Net income attributable to noncontrolling interests, net of tax	—	1	2	3

Net income attributable to Jabil Inc.	$175	$68	$696	$54

Earnings per share attributable to the stockholders of Jabil Inc.:
Basic	$1.20	$0.45	$4.69	$0.36

Diluted	$1.16	$0.44	$4.58	$0.35

Weighted average shares outstanding (in thousands):
Basic	145,723	150,590	148,548	151,613

Diluted	150,124	154,453	152,051	155,274

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

(Unaudited)

	Fiscal Year Ended
	August 31, 2021	August 31, 2020
Cash flows provided by operating activities:
Net income	$698	$57
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	876	795
Restructuring and related charges	5	41
Recognition of stock-based compensation expense and related charges	102	83
Deferred income taxes	(13)	29
Loss on sale of property, plant and equipment	14	29
Provision for allowance for doubtful accounts	6	32
(Gain) loss on securities	(2)	49
Other, net	13	22
Change in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	(283)	(136)
Contract assets	116	(105)
Inventories	(1,276)	(77)
Prepaid expenses and other current assets	(90)	(144)
Other assets	(43)	(11)
Accounts payable, accrued expenses and other liabilities	1,310	593

Net cash provided by operating activities	1,433	1,257

Cash flows used in investing activities:
Acquisition of property, plant and equipment	(1,159)	(983)
Proceeds and advances from sale of property, plant and equipment	366	187
Cash paid for business and intangible asset acquisitions, net of cash	(50)	(147)
Repurchase of sold receivables	(99)	—
Cash receipts on repurchased receivables	95	—
Other, net	(4)	22

Net cash used in investing activities	(851)	(921)

Cash flows used in financing activities:
Borrowings under debt agreements	1,724	12,777
Payments toward debt agreements	(1,613)	(12,544)
Payments to acquire treasury stock	(428)	(215)
Dividends paid to stockholders	(50)	(50)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	39	30
Treasury stock minimum tax withholding related to vesting of restricted stock	(23)	(23)
Other, net	(62)	(40)

Net cash used in financing activities	(413)	(65)

Effect of exchange rate changes on cash and cash equivalents	4	(40)

Net increase in cash and cash equivalents	173	231
Cash and cash equivalents at beginning of period	1,394	1,163

Cash and cash equivalents at end of period	$1,567	$1,394

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in millions, except for per share data)

(Unaudited)

	Three Months Ended		Fiscal Year Ended
	August 31, 2021	August 31, 2020	August 31, 2021	August 31, 2020
Operating income (U.S. GAAP)	$265	$197	$1,055	$500

Amortization of intangibles	12	13	47	56
Stock-based compensation expense and related charges	26	21	102	83
Restructuring, severance and related charges	4	12	10	157
Distressed customer charge	—	—	—	15
Net periodic benefit cost(1)	7	9	24	16
Business interruption and impairment charges, net	—	1	(1)	6
Acquisition and integration charges	—	2	4	31

Adjustments to operating income	49	58	186	364

Core operating income (Non-GAAP)	$314	$255	$1,241	$864

Net income attributable to Jabil Inc. (U.S. GAAP)	$175	$68	$696	$54
Adjustments to operating income	49	58	186	364
Loss (gain) on securities	—	36	(2)	49
Net periodic benefit cost(1)	(7)	(9)	(24)	(16)
Adjustments for taxes	(1)	(2)	(3)	(1)

Core earnings (Non-GAAP)	$216	$151	$853	$450

Diluted earnings per share (U.S. GAAP)	$1.16	$0.44	$4.58	$0.35

Diluted core earnings per share (Non-GAAP)	$1.44	$0.98	$5.61	$2.90

Diluted weighted average shares outstanding (U.S. GAAP and Non-GAAP) (in thousands)	150,124	154,453	152,051	155,274

(1)

Following the adoption of Accounting Standards Update 2017-07, Compensation - Retirement Benefits (Topic 715) (“ASU 2017-07”), pension service cost is recognized in cost of revenue and all other components of net periodic benefit cost, including return on plan assets, are presented in other expense. We are reclassifying the pension components in other expense to core operating income as we assess operating performance, inclusive of all components of net periodic benefit cost, with the related revenue. There is no impact to core earnings or diluted core earnings per share for this adjustment.

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

ADJUSTED FREE CASH FLOW

(in millions)

(Unaudited)

	Fiscal Year Ended
	August 31, 2021	August 31, 2020
Net cash provided by operating activities (U.S. GAAP)	$1,433	$1,257
Acquisition of property, plant and equipment	(1,159)	(983)
Proceeds and advances from sale of property, plant and equipment	366	187

Adjusted free cash flow (Non-GAAP)	$640	$461